Exhibit 99.1

THE JOINT RRC CORP.

Financial Statements

and

Independent Auditors' Report

December 31, 2013 and 2012

and

Unaudited Financial Statements

As of September 30, 2014

and for the Nine Months Ended September 30, 2014 and 2013

Table of Contents

INDEPENDENT AUDITORS' REPORT

The Joint RRC Corp.

Lake Forest, California

We have audited the accompanying financial statements of The Joint RRC Corp., which are comprised of the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years then ended, and the related notes to the financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

The Joint RRC Corp.

Page Two

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Joint RRC Corp. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ EKS&H LLLP

March 13, 2015

Denver, Colorado

THE JOINT RRC CORP.

Balance Sheets

	September 30,	December 31,
	2014	2013	2012
	(Unaudited)
Assets
Current assets
Cash	$8,448	$3,508	$43,944
Prepaid expenses	7,145	14,323	5,071
Total current assets	15,593	17,831	49,015
Non-current assets
Property and equipment, net	492,742	569,596	141,744
Assets not in service	-	252,778	-
Franchise fees, net	189,225	208,800	234,900
Deposits	38,342	38,263	13,051
Total non-current assets	720,309	1,069,437	389,695
Total assets	$735,902	$1,087,268	$438,710
Liabilities and Stockholders' Deficit
Current liabilities
Accounts payable and accrued expenses	$22,441	$23,375	$12,733
Accounts payable - related party	34,620	13,930	-
Deferred rent, current portion	31,072	23,809	4,500
Advances from stockholders	2,034,000	1,735,000	570,000
Total current liabilities	2,122,133	1,796,114	587,233
Non-current liabilities
Deferred rent, net of current portion	157,679	173,370	37,708
Total non-current liabilities	157,679	173,370	37,708
Total liabilities	2,279,812	1,969,484	624,941
Commitments and contingencies
Stockholders' deficit
Common stock, no par value, 1,000 shares authorized, 300 shares issued and outstanding at September 30, 2014 and December 31, 2013 and 2012	5,000	5,000	5,000
Accumulated deficit	(1,548,910)	(887,216)	(191,231)
Total stockholders' deficit	(1,543,910)	(882,216)	(186,231)
Total liabilities and stockholders' deficit	$735,902	$1,087,268	$438,710

See notes to financial statements.

THE JOINT RRC CORP.

Statements of Operations

	For the Nine Months Ended		For the Years Ended
	September 30,		December 31,
	2014	2013	2013	2012
	(Unaudited)	(Unaudited)
Revenues
Management fees	$170,281	$39,795	$67,986	$-
Other revenue	19,328	7,329	10,329	3,808
Total revenues	189,609	47,124	78,315	3,808
Expenses
General and administrative expenses	641,018	461,392	608,680	141,333
Selling and marketing expenses	93,990	64,809	81,754	21,725
Depreciation and amortization	116,295	55,594	83,866	31,981
Total expenses	851,303	581,795	774,300	195,039
Net loss	$(661,694)	$(534,671)	$(695,985)	$(191,231)

See notes to financial statements.

THE JOINT RRC CORP.

Statement of Changes in Stockholders' Deficit

				Total
	Common Stock		Accumulated	Stockholders'
	Shares	Amount	Deficit	Deficit
Balance - December 31, 2011	300	$5,000	$-	$5,000
Net loss	-	-	(191,231)	(191,231)
Balance - December 31, 2012	300	5,000	(191,231)	(186,231)
Net loss	-	-	(695,985)	(695,985)
Balance - December 31, 2013	300	5,000	(887,216)	(882,216)
Net loss	-	-	(661,694)	(661,694)
Balance - September 30, 2014 (Unaudited)	300	$5,000	$(1,548,910)	$(1,543,910)

See notes to financial statements.

THE JOINT RRC CORP.

Statements of Cash Flows

	For the Nine Months Ended		For the Years Ended
	September 30,		December 31,
	2014	2013	2013	2012
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net loss	$(661,694)	$(534,671)	$(695,985)	$(191,231)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	116,295	55,594	83,866	31,981
(Gain) on sale of assets not in service	(89,049)	-	-	-
Changes in assets and liabilities
Prepaid expenses and deposits	7,099	(25,994)	(34,464)	(18,122)
Accounts payable and accrued expenses	(934)	11,879	10,642	12,733
Accounts payable - related party	20,690	-	13,930	-
Deferred rent	(8,428)	150,077	154,971	42,208
	45,673	191,556	228,945	68,800
Net cash used in operating activities	(616,021)	(343,115)	(467,040)	(122,431)
Cash flows from investing activities
Franchise fees	-	-	-	(261,000)
Purchase of property and equipment	(19,866)	(362,150)	(485,618)	(143,625)
Purchase of assets not in service	(113,173)	(115,765)	(252,778)	-
Proceeds from sale of assets not placed in service	455,000	-	-	-
Net cash provided by (used in) investing activities	321,961	(477,915)	(738,396)	(404,625)
Cash flows from financing activities
Advances from stockholders	299,000	830,000	1,165,000	300,000
Net cash provided by financing activities	299,000	830,000	1,165,000	300,000
Net increase (decrease) in cash	4,940	8,970	(40,436)	(227,056)
Cash - beginning of year	3,508	43,944	43,944	271,000
Cash - end of year	$8,448	$52,914	$3,508	$43,944

See notes to financial statements.

THE JOINT RRC CORP.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

The Joint RRC Corp. (the "Company") was formed in December 2011 for the purpose of operating franchises. The Company purchased franchise rights from The Joint Corp., a franchisor of chiropractic clinics, to operate nine units in California. In the state of California, a chiropractor must be part of a professional services corporation ("P.C.") in order to practice. The Company has entered into six management agreements with P.C.s to manage and operate these clinics. The remaining three units are not developed or in operation. The Company sold substantially all of its assets and management agreements to The Joint Corp. on December 31, 2014.

The Company also invested in two Thinique medical weight loss units in 2013, which were subsequently disposed of in 2014.

Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash. The Company continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. The Company had no cash equivalents as of September 30, 2014 and December 31, 2013 and 2012.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided utilizing the straight-line method over the estimated useful lives for owned assets, ranging from three to seven years, and the related lease terms for leasehold improvements.

Franchise Fees

Franchise fees are amortized over 10 years, which is the term of the franchise agreement. For each franchise purchased by the Company, a fee of $29,000 is paid to the franchisor.

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered. The Company looks primarily to the undiscounted future cash flows in its assessment of whether or not long-lived assets have been impaired. No impairments of long-lived assets were recorded during the nine months ended September 30, 2014 and 2013 and the years ended December 31, 2013 and 2012.

Deferred Rent

The Company has entered into operating lease agreements, some of which contain provisions for future rent increases or periods in which rent payments are reduced. The Company records monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent, which is reflected as a separate line item in the accompanying balance sheets. The Company records tenant improvement allowances as deferred rent and amortizes the allowance over the term of the lease as a reduction to rent expense.

THE JOINT RRC CORP.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Revenue Recognition

The Company derives its revenue in the form of fees from the performance of management, organizational, and administrative services. Based on management agreements with the P.C.s, the Company earns a monthly fee from each P.C. Revenue is recognized in the month the fees are earned. Each of the P.C.s are in the initial stage of business development and have not generated enough revenue to cover the monthly fees outlined in the agreement. Since the collectibility of the full management fee is uncertain, revenue has only been recognized for fees paid by the P.C.s.

Royalties and Advertising Fees

Pursuant to the franchise agreements, the Company is required to pay royalties and advertising fees based on a percentage of the P.C.s' sales, including 7% for royalties and 1% to 2% for advertising fees.

Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense for the nine months ended September 30, 2014 and 2013 was $92,515 and $54,479, respectively. Advertising expense for the years ended December 31, 2013 and 2012 was $70,811 and $19,278, respectively.

Income Taxes

The Company has elected to be treated as an S corporation for income tax purposes. Accordingly, taxable income and losses of the Company are reported on the income tax returns of the stockholders, and no provision for federal income taxes has been recorded on the accompanying financial statements.

The Company applies a more-likely-than-not measurement methodology to reflect the financial statement impact of uncertain tax positions taken or expected to be taken in a tax return. If taxing authorities were to disallow any tax positions taken by the Company, the additional income taxes, if any, would be imposed on the Company's stockholders rather than on the Company. Accordingly, there would be no effect on the Company's financial statements. The Company's tax returns subject to examination by tax authorities include 2011 through the current year for state and federal tax reporting purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE JOINT RRC CORP.

Notes to Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Subsequent Events

The Company has evaluated all subsequent events through the auditors' report date, which is the date the financial statements were available for issuance. The Company sold substantially all of its assets and management agreements to The Joint Corp. on December 31, 2014.

Note 2 - Balance Sheet Disclosures

Property and equipment are summarized as follows:

	September 30,	December 31,
	2014	2013	2012
	(Unaudited)
Office equipment	$29,979	$28,729	$17,113
Furniture and fixtures	59,836	59,836	8,116
Leasehold improvements	563,294	544,678	122,396
	653,109	633,243	147,625
Less accumulated depreciation	(160,367)	(63,647)	(5,881)
	$492,742	$569,596	$141,744

Depreciation expense for the nine months ended September 30, 2014 and 2013 was $96,720 and $36,019, respectively. Depreciation expense for the years ended December 31, 2013 and 2012 was $57,766 and $5,881, respectively.

Franchise fees consist of the following:

	September 30,	December 31,
	2014	2013	2012
	(Unaudited)
Franchise fees	$261,000	$261,000	$261,000
Less accumulated amortization	(71,775)	(52,200)	(26,100)
	$189,225	$208,800	$234,900

Amortization expense for each of the nine months ended September 30, 2014 and 2013 was $19,575. Amortization expense for each of the years ended December 31, 2013 and 2012 was $26,100. Future amortization expense is $26,100 annually through 2022.

THE JOINT RRC CORP.

Notes to Financial Statements

Note 3 - Assets Not in Service

The Company planned on opening Thinique medical weight loss units as part of its operating strategy. In 2013, it made deposits and started leasehold improvements on lease sites. These assets were never placed in service and were sold in 2014.

Note 4 - Advances from Stockholders

The Company has outstanding amounts due to its three stockholders. These balances are non-interest bearing and are due on demand. The balance on these obligations as of September 30, 2014 and December 31, 2013 and 2012 was $2,034,000, $1,735,000, and $570,000, respectively.

Note 5 - Commitments and Contingencies

Operating Leases

The Company leases facilities, equipment, and vehicles under non-cancelable operating leases. Rent expense for the nine months ended September 30, 2014 and 2013 was $358,096 and $281,359, respectively. Rent expense for the years ended December 31, 2013 and 2012 was $294,055 and $72,223, respectively.

Future minimum lease payments under these leases are approximately as follows:

Year Ending December 31,
2015	$390,000
2016	400,000
2017	390,000
2018	230,000
2019	101,000
Thereafter	427,000
$1,938,000

Litigation

In the normal course of business, the Company is party to litigation from time to time. The Company maintains insurance to cover certain actions and believes that resolution of such litigation will not have a material adverse effect on the Company.

Note 6 - Stockholders' Deficit

The Company was organized in December 2011. It elected to have one class of stock and authorized issuance of 1,000 shares, 300 of which were issued and outstanding as of September 30, 2014 and December 31, 2013 and 2012.

THE JOINT RRC CORP.

Notes to Financial Statements

Note 7 - Related Party Transactions

A related entity provided advertising and bookkeeping services totaling $39,043 and $35,565 during the nine months ended September 30, 2014 and 2013, respectively, and $48,717 and $13,083 during the years ended December 31, 2013 and 2012, respectively. Amounts payable to this related party were $34,620, $13,930, and $0 as of September 30, 2014 and December 31, 2013 and 2012, respectively.